Exhibit 10.6

          PLEDGE AND SECURITY AGREEMENT, dated as of February 23, 2009 (as amended, supplemented or modified from time to time, this “Agreement”), made by Woodland Holdings Corp. (“Buyer”), Woodland Wireless Solutions Ltd. (“Woodland Wireless”), S Squared, LLC (“Ranger”), West Michigan Co-Location Services, LLC (“West Michigan”), T2 TV, LLC (“T2”, and together with Buyer, Woodland Wireless, Ranger and West Michigan, “Grantor”) in favor of Ned B. Timmer (“Secured Party”). Capitalized terms used but not defined herein shall have the meanings given such terms in the Debenture (as defined below).

RECITALS

          Pursuant to (i) the Secured Debenture dated as of the date hereof (as amended, supplemented or modified from time to time, the “Debenture”) issued by Cornerworld Corporation (“Parent”) and Buyer to Secured Party and (ii) the Purchase Money Note dated as of the date hereof (as amended, supplemented or modified from time to time, the “Seller Note”) issued by Buyer to Secured Party; Secured Party has made the Loans to Parent and Buyer.

          Parent and Buyer have used the Loans to purchase the capital stock of certain entities, including some of the Grantors, in accordance with the Stock Purchase Agreement, dated as of the date hereof, by and among Parent, Buyer, Secured Party and HCC Foundation. In order to induce the Secured Party to make such Loans, Grantor has agreed to grant a continuing Lien on the Collateral to secure the Obligations (as hereinafter defined). Accordingly, Grantor hereby agrees as follows:

          1. Security Interest.

          (a) Grant of Security. As security for the Obligations (as hereinafter defined), Grantor hereby delivers, assigns, pledges, sets over and grants to Secured Party a first priority security interest in all of its right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all items of its personal property described on Exhibit A-1 hereto with respect to Buyer, Exhibit A-2 hereto with respect to Woodland Wireless, Exhibit A-3 with respect to Ranger, Exhibit A-4 hereto with respect to West Michigan and Exhibit A-5 hereto with respect to T2, which Exhibits A-1, A-2, A-3, A-4 and A-5 are each executed by an authorized person of the applicable Grantor, together with all substitutions and replacements thereof and any products and proceeds thereof (the “Collateral”) subject to Section 1(d).

          (b) Security for Obligations. This Agreement secures the payment of all now existing or hereafter arising obligations of Buyer and Parent to Secured Party, whether primary or secondary, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not, liquidated or unliquidated, arising by operation of law or otherwise under the Debenture, the Seller Note or any other related document, whether for principal, interest, fees, expenses or otherwise, together with all costs of collection or enforcement, including, without limitation, reasonable attorneys’ fees incurred in any collection efforts or in any action or proceeding (all such obligations being the “Obligations”).

          (c) Subordination. The liens granted hereunder on certain of the personal property of the Grantor (as more fully described in the Letter Agreement) are subordinate and junior in all respects to the liens granted to IU Investments, LLC in accordance with the Letter Agreement dated as of the date hereof by and among the Secured Party and IU Investments, LLC (the “Letter Agreement”).

          (d) Buyer and Parent Remain Liable. This Agreement shall not affect Buyer’s or Parent’s liability to perform all of its duties and obligations under the transactions giving rise to the Obligations. The exercise by Secured Party of any of the rights hereunder shall not release Buyer or Parent from any of its duties or obligations under the transactions giving rise to the Obligations, which shall remain unchanged as if this Agreement had not been executed. Secured Party shall not have any obligation or liability under the transactions giving rise to the Obligations by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Buyer or Parent thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          (e) Continuing Agreement. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations.

          (f) Percentage of Shares; No New Shares. Buyer represents and warrants that (i) the unit certificates of T2 being pledged pursuant hereto, as described on Exhibit A-1 hereto, represent 100% of the issued and outstanding membership interest of T2, (ii) the unit certificates of West Michigan being pledged pursuant hereto, as described on Exhibit A-1 hereto, represent 100% of the issued and outstanding membership interest of West Michigan, and (iii) the stock certificates of Woodland Wireless being pledged pursuant hereto, as described on Exhibit A-1 hereto, represent 100% of the issued and outstanding membership interest of Woodland Wireless. Woodland Wireless represents and warrants that the unit certificates of Ranger being pledged pursuant hereto, as described on Exhibit A-3 hereto, represent 100% of the issued and outstanding membership interest of Ranger. Without the prior written consent of the Secured Party, each Grantor shall not, directly and indirectly, vote to enable, or take any other action to permit, any Grantor to issue any membership interests or shares, as applicable.

          2. Title; Liens and Encumbrances. Grantor represents and warrants that it is (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will be) the record and beneficial owner of, having (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will have) good and marketable title to, the Collateral pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other person, except the Liens created by this Agreement and Grantor will promptly notify Secured Party of any such other Lien or claim made or asserted against the Collateral and will defend the Collateral against any such Lien or other claim.

          3. State of Organization or Residence; Legal Name. Grantor represents and warrants to Secured Party as follows:

          (a) Grantor does not have a state of organization, except as set forth in Schedule I hereto. Grantor’s chief executive office or principal office, if it is not a registered organization, as such term is defined under the Uniform Commercial Code as in effect in the State of New York as it may be amended, supplemented or modified from time to time (the “UCC”), is set forth on Schedule I hereto. Grantor shall promptly notify Secured Party of any change in the foregoing representations.

          (b) Grantor’s registered or legal name is as set forth on Schedule I hereto. Grantor currently uses, and during the last five years has used, no other names including business or trade names, except as set forth on Schedule I hereto. Grantor shall not change such name without providing Secured Party 30 days prior written notice.

          (c) Grantor’s organizational identification number is as set forth on Schedule I hereto. Grantor currently uses, and during the last five years has used, no other organizational identification numbers including any used by predecessors to Grantor, except as set forth on Schedule I hereto. Grantor shall not change such organizational identification number without providing Secured Party 30 days prior written notice.

          (d) The grant of the security interest in the Collateral, combined with the filing of financing statements, the execution of control agreements, the execution of Assignments, and/or possession of the Collateral, each as appropriate, is effective to vest in Secured Party a valid and perfected first priority security interest, superior to the rights of any person in and to the Collateral as set forth herein.

          4. Perfection of Security Interest. Grantor authorizes Secured Party to file all such financing statements and amendments thereto pursuant to the UCC or other notices appropriate under applicable law, as Secured Party may require, each in form satisfactory to Secured Party. Such financing statements and amendments may contain a description of the Collateral as set forth herein or in any generic manner and may describe the Collateral as “all assets” or words of similar effect. Secured Party may transfer, withdraw or redeem any funds or other property in each deposit account or securities account constituting Collateral without further consent by Grantor; provided however, that Secured Party will not exercise any of such rights other than during an Event of Default. Grantor also shall pay all filing or recording costs with respect thereto, and all costs of filing or recording this Agreement or any other agreement or document executed and delivered pursuant hereto or to the Obligations (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is deemed by Secured Party to be necessary or desirable. Grantor authorizes Secured Party to take all other action which Secured Party may deem necessary or desirable to perfect or otherwise protect the Liens created hereunder and to obtain the benefits of this Agreement.

          5. Covenants Relating to Collateral. Subject to any requirements under the Letter Agreement, until the Obligations shall have been paid in full, and the Debenture and the Seller Note shall have terminated, Grantor covenants and agrees that if Grantor shall become entitled to receive or shall receive any certificate or instrument (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Collateral, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Collateral, or otherwise in respect thereof, Grantor shall accept the same as the agent of Secured Party, hold the same in trust for Secured Party and deliver the same forthwith to Secured Party in the exact form received, duly indorsed by Grantor to Secured Party, if required, together with an undated assignment covering such certificate or instrument duly executed in blank by Grantor and with, if Secured Party so requests, signature guaranteed, to be held by Secured Party, subject to the terms thereof, as additional collateral security for the Obligations. If any of the foregoing property so distributed in respect of the Collateral shall be received by Grantor, Grantor shall, until such property is paid or delivered to Secured Party, hold such property in trust for Secured Party, segregated from other funds or property of Grantor, as additional collateral security for the Obligations.

          6. Stock Powers. Concurrently with the delivery to the Secured Party of each certificate representing the shares of pledged stock of the pledged subsidiaries, the Grantor in respect of such certificates shall deliver an undated stock power covering such certificate, duly executed by the Grantor in blank.

          7. Collections; Other Rights.

          (a) Except as provided herein, Grantor may receive all cash interest, dividends and distributions paid in respect of the Collateral, and to exercise all voting rights with respect to the Collateral; provided, however, that no vote shall be cast or right exercised or other action taken which, in Secured Party’s reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement or any other relating document.

          (b) All of the foregoing amounts set forth in paragraph (a) of this Section 7 so collected after the occurrence of and during the continuation of an Event of Default, subject to any requirements under the Letter Agreement, shall be held in trust by Grantor for and as the property of Secured Party, and shall not be commingled with other funds, money or property of Grantor.

          (c) Subject to any requirements under Letter Agreement, after the occurrence and during the continuation of an Event of Default, Grantor will immediately upon receipt of all such checks, cash or other remittances constituting part of the Collateral or in payment for any Collateral sold, transferred, leased or otherwise disposed of, deliver any such items to Secured Party accompanied by a remittance report in form supplied or approved by Secured Party. Grantor shall deliver such items in the same form received, endorsed or otherwise assigned by Grantor where necessary to permit collection of such items.

          8. Events of Default. The occurrence of any one or more Events of Default by any Obligor under the Debenture or the Seller Note shall constitute an event of default (“Event of Default”) under this Agreement.

          9. Rights and Remedies.

          (a) In the event of the occurrence and continuation of any Event of Default: (i) Secured Party may exercise exclusive control over the Collateral; (ii) Secured Party shall have the right, with or without (to the extent permitted by applicable law) notice to Grantor, as to any or all of the Collateral, by any available judicial procedure or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and generally to exercise any and all rights afforded to a secured party under the UCC or other applicable law; (iii) Secured Party shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker’s board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as Secured Party in its sole discretion may deem advisable; (iv) at Secured Party’s request, Grantor shall assemble the Collateral and make it available to Secured Party at places which Secured Party shall select, whether at Grantor’s premises or elsewhere, and make available to Secured Party, without rent, all of Grantor’s premises and facilities for the purpose of Secured Party’s taking possession of, removing or putting the Collateral in saleable or disposable form; (v) Secured Party shall have the right to receive any and all cash interest, dividends, distributions, payments or other proceeds paid in respect of the Collateral and made application thereof to the Obligations in such order as Secured Party may determine; and (vi) any or all of the Collateral may be registered in the name of Secured Party or its nominee and they may thereafter exercise (x) all voting, corporate and other rights pertaining to such Collateral and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all securities or securities entitlements upon any merger, consolidation, reorganization, recapitalization or other fundamental change, or upon the exercise of Grantor or Secured Party of any right, privilege or option pertaining to such securities or securities entitlements, and in connection therewith, the right to deposit and deliver any and all of the securities or securities entitlements with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Secured Party may determine), all without liability except to account for property actually received by it, but Secured Party shall have no duty to Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) Any such sale, lease or other disposition of Collateral may be made without demand for performance or any notice of advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition, Grantor agrees that the sending of five days notice by ordinary mail, postage prepaid, to Grantor of the place and time of any public sale or of the time at which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. Notwithstanding the foregoing, if any of the Collateral may be materially diminished in value during such five-day period, Secured Party shall provide Grantor with such shorter notice as it deems reasonable under the circumstances.

          (c) The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys’ fees and legal expenses incurred by Secured Party, and then to satisfaction of the Obligations (in any order as Secured Party may decide in its sole discretion), and to the payment of any other amounts required by applicable law. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Secured Party is legally entitled, Grantor will be liable for the deficiency, together with interest thereon, at the rate prescribed in the agreements giving rise to the Obligations, and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency. To the extent permitted by applicable law, Grantor waives all claims, damages and demands against Secured Party arising out of the repossession, removal, retention or sale of the Collateral.

          (d) Notwithstanding the foregoing, the rights and remedies of the Secured Party hereunder shall be subject to the provisions of the Letter Agreement.

          10. Power of Attorney. Grantor authorizes Secured Party and does hereby make, constitute and appoint Secured Party, and any officer or agent of Secured Party, with full power of substitution, as Grantor’s true and lawful attorney-in-fact, with power, in its own name or in the name of Grantor: (i) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of Secured Party; (ii) to pay or discharge any taxes, liens, security interest or other encumbrances at any time levied or placed on or threatened against the Collateral; (iii) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (iv) to receive, open and dispose of all mail addressed to Grantor and to notify the post office authorities to change the address for delivery of mail addressed to Grantor to such address as Secured Party may designate; (v) to exercise all membership rights, powers and privileges in connection with the Collateral to the same extent as Grantor is entitled to exercise such rights, powers and privileges; and (vi) generally to do all acts and things which Secured Party deems necessary to protect, preserve and realize upon the Collateral and Secured Party’s security interest therein. Grantor hereby approves and ratifies all acts of said attorney or designee, who shall not be liable for any acts of commission or omission, nor for any error or judgment or mistake of fact or law except for its own gross negligence or willful misconduct. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. Secured Party may exercise this power of attorney only after the occurrence and during the continuance of an Event of Default.

          11. Notices. Notices shall be given in the manner, to the addresses and with the effect provided in Section 7(a) of the Debenture, to the addresses set forth on Schedule I hereto.

          12. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other Person, then Secured Party shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of Secured Party’s rights and remedies hereunder.

          13. No Waiver; Rights Cumulative.

          (a) No course of dealing between Grantor and Secured Party, or Secured Party’s failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Any single or partial exercise of any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (b) All of Secured Party’s rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

          14. Limitation on Secured Party’s Duty in Respect of Collateral. Secured Party shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control.

          15. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Secured Party therefrom shall in any event be effective unless the same shall be in writing, approved by Secured Party and signed by Secured Party, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

          16. Successors and Assigns. This Agreement and all obligations of Grantor and Secured Party hereunder shall be binding upon the successors and assigns of Grantor and Secured Party, as applicable, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party and their respective successors and assigns.

          17. No Partnership. The relationship between Secured Party and Grantor shall be only of creditor-debtor and no relationship of agency, partner or joint- or co-venturer shall be created by or inferred from this Agreement or the other transaction documents. Grantor shall indemnify, defend, and save Secured Party harmless from any and all claims asserted against Secured Party as being the agent, partner, or joint-venturer of Grantor.

          18. Entire Agreement. This Agreement embodies the entire agreement and understanding between Grantor and Secured Party with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Grantor acknowledges and agrees that there is no oral agreement between Grantor and Secured Party which has not been incorporated in this Agreement.

          19. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          20. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without effecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          21. Governing Law; Jurisdiction; Consent to Service of Process.

          (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent the UCC provides for the application of the law of another state.

          (b) GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF MICHIGAN AND CONSENTS TO THE PLACING OF VENUE IN OTTAWA COUNTY OR OTHER COUNTY PERMITTED BY LAW, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. NOTHING HEREIN SHALL AFFECT ANY RIGHT THAT THE PARTIES MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY IN THE COURTS OF ANY OTHER JURISDICTION. EXCEPT AS PROHIBITED BY LAW, GRANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7(a) of the Debenture. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          22. Termination. This Agreement and the security interest shall terminate when all the Obligations are paid in full.

          23. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned parties have executed this Agreement to be effective for all purposes as of the date above first written.

WOODLAND HOLDINGS CORP.

BY: CORNERWORLD CORPORATION, ITS SOLE MEMBER

By:	/s/ Scott Beck

Name: Scott Beck
Title: Chief Executive Officer and President

WOODLAND WIRELESS SOLUTIONS, LTD.

By:	/s/ Scott Beck

Name: Scott Beck
Title: Chief Executive Officer and President

S SQUARED, LLC

By:	/s/ Scott Beck

Name: Scott Beck
Title: Chief Executive Officer and President

WEST MICHIGAN CO-LOCATION SERVICES, LLC

By:	/s/ Scott Beck

Name: Scott Beck
Title: Chief Executive Officer and President

T2 TV, LLC

By:	/s/ Scott Beck

Name: Scott Beck
Title: Chief Executive Officer and President

Signature page to Post-Acquisition Security Agreement for Debenture

EXHIBIT A-1

                    This Exhibit A-1 to the Pledge and Security Agreement, dated as of February 23, 2009 (as amended, supplemented or modified from time to time, the “Pledge Agreement”), made by Woodland Holdings Corp. (“Buyer”), Woodland Wireless Solutions Ltd. (“Woodland Wireless”), S Squared, LLC (“Ranger”), West Michigan Co-Location Services, LLC (“West Michigan”), and T2 TV, LLC (“T2”, and together with Buyer, Woodland Wireless, Ranger and West Michigan, “Grantor”) in favor of Ned B. Timmer (the “Secured Party”) describes the Collateral granted by Buyer to Secured Party pursuant to the Pledge Agreement. “UCC” means the Uniform Commercial Code as in effect in the State of New York as the UCC may be amended, supplemented or modified from time to time. Any reference to any agreement, instrument or document shall be construed as referring to such agreement, instrument or document, as amended, supplemented or modified from time to time. The Collateral shall be all of Buyer’s right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all of the following items of personal property of Buyer:

1. Unit Certificate No. 2, representing 500 voting member units of the membership interests of T2.

2. Unit Certificate No. 3, representing 500 voting member units of the membership interests of T2.

3. Unit Certificate No. 2, representing 500 voting member units of the membership interests of West Michigan.

4. Unit Certificate No. 3, representing 500 voting member units of the membership interests of West Michigan.

5. Stock Certificate No. 2 representing 500 shares of the common stock of Woodland Wireless.

6. Stock Certificate No. 3 representing 500 shares of the common stock of Woodland Wireless.

          7. To the extent not included in the foregoing, all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds (as defined in the UCC), products, offspring, rents, issues, profits and returns of and from any of the foregoing.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          The undersigned has executed this Exhibit A-1 as of the date first written above.

WOODLAND HOLDINGS CORP.

BY: CORNERWORLD CORPORATION, ITS SOLE MEMBER

By:	/s/ Scott Beck

Name: Scott Beck
Title: Chief Executive Officer and President

Signature page to Exhibit A-1 of Post- Acquisition Security Agreement for Debenture

EXHIBIT A-2

                    This Exhibit A-2 to the Pledge and Security Agreement, dated as of February 23, 2009 (as amended, supplemented or modified from time to time, the “Pledge Agreement”), made by Woodland Holdings Corp. (“Buyer”), Woodland Wireless Solutions Ltd. (“Woodland Wireless”), S Squared, LLC (“Ranger”), West Michigan Co-Location Services, LLC (“West Michigan”), and T2 TV, LLC (“T2”, and together with Buyer, Woodland Wireless, Ranger and West Michigan, “Grantor”) and together with Buyer, West Michigan, Woodland Wireless and T2, “Grantor”) in favor of Ned B. Timmer (the “Secured Party”) describes the Collateral granted by Woodland Wireless to Secured Party pursuant to the Pledge Agreement. “UCC” means the Uniform Commercial Code as in effect in the State of New York as the UCC may be amended, supplemented or modified from time to time. Any reference to any agreement, instrument or document shall be construed as referring to such agreement, instrument or document, as amended, supplemented or modified from time to time. The Collateral shall be all of Woodland Wireless’s right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all of the following items of personal property of Woodland Wireless:

1. Unit Certificate No. 3, representing 500 voting member units of the membership interests of Ranger.

2. Unit Certificate No. 4, representing 500 voting member units of the membership interests of Ranger.

          3. To the extent not included in the foregoing, all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds (as defined in the UCC), products, offspring, rents, issues, profits and returns of and from any of the foregoing.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          The undersigned has executed this Exhibit A-2 as of the date first written above.

WOODLAND WIRELESS SOLUTIONS, LTD.

By:	/s/ Scott Beck

Name: Scott Beck
Title: Chief Executive Officer and President

Signature page to Exhibit A-2 of Post- Acquisition Security Agreement for Debenture

EXHIBIT A-3

                    This Exhibit A-3 to the Pledge and Security Agreement, dated as of February 23, 2009 (as amended, supplemented or modified from time to time, the “Pledge Agreement”), made by Woodland Holdings Corp. (“Buyer”), Woodland Wireless Solutions Ltd. (“Woodland Wireless”), S Squared, LLC (“Ranger”), West Michigan Co-Location Services, LLC (“West Michigan”), and T2 TV, LLC (“T2”, and together with Buyer, Woodland Wireless, Ranger and West Michigan, “Grantor”) in favor of Ned B. Timmer (the “Secured Party”) describes the Collateral granted by Ranger to Secured Party pursuant to the Pledge Agreement. “UCC” means the Uniform Commercial Code as in effect in the State of New York as the UCC may be amended, supplemented or modified from time to time. Any reference to any agreement, instrument or document shall be construed as referring to such agreement, instrument or document, as amended, supplemented or modified from time to time. The Collateral shall be all of Ranger’s right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all of the following items of personal property of Ranger:

          1. Accounts (as defined in the UCC), including Health-Care-Insurance Receivables (as defined in the UCC).

          2. Certificated Securities (as defined in the UCC).

          3. Chattel Paper (as defined in the UCC).

          4. All of Ranger’s rights (including rights as licensee and lessee) with respect to (A) computer and other electronic data processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (B) all Software (as defined in the UCC), and all software programs designed for use on the computers and electronic data processing hardware described in clause (A) above, including all operating system software, utilities and application programs in any form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (C) any firmware associated with any of the foregoing; and (D) any documentation for hardware, Software and firmware described in clauses (A), (B), and (C) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes (the “Computer Hardware and Software”) and all rights with respect to the Computer Hardware and Software, including any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing.

          5. Any right of the Ranger to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

          6. Deposit Accounts (as defined in the UCC).

          7. Documents (as defined in the UCC).

          8. Equipment (as defined in the UCC).

          9. Financial Assets (as defined in the UCC).

          10. General Intangibles (as defined in the UCC), including Payment Intangibles (as defined in the UCC) and Software.

          11. Goods (as defined in the UCC) (including all of its Equipment, Fixtures and Inventory, all as defined in the UCC), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor.

          12. Instruments (as defined in the UCC).

          13. All past, present and future: trade secrets, know-how and other proprietary information; trademarks, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights, unpatented inventions (whether or not patenable); patent applications and patents; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing (the “Intellectual Property”).

          14. Inventory (as defined in the UCC).

          15. Investment Property (as defined in the UCC).

          16. Money (of every jurisdiction whatsoever) (as defined in the UCC).

          17. Letter-of-Credit Rights (as defined in the UCC).

          18. Payment Intangibles (as defined in the UCC).

          19. Security Entitlements (as defined in the UCC).

          20. Software (as defined in the UCC).

          21. Uncertificated Securities (as defined in the UCC).

          22. To the extent not included in the foregoing, all other personal property of any kind or description; together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds (as defined in the UCC), products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided that to the extent that the provision of any lease or license of Computer Hardware or Software or Intellectual Property expressly prohibit (which prohibition is enforceable under applicable law) any assignment thereof, and the grant of a security interest therein, Secured Party will not enforce its security interest in Ranger’s rights under such lease or license (other than in respect of the Proceeds thereof) for so long as such prohibition continues, it being understood that upon the request of Secured Party, Ranger will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of Secured Party (and to Secured Party’s enforcement of such security interest) in such Secured Party’s rights under such lease or license.

          The undersigned has executed this Exhibit A-3 as of the date first written above.

S SQUARED, LLC

By:	/s/ Scott Beck

Name: Scott Beck
Title: Chief Executive Officer and President

Signature page to Exhibit A-3 of Post- Acquisition Security Agreement for Debenture

EXHIBIT A-4

          This Exhibit A-4 to the Pledge and Security Agreement, dated as of February 23, 2009 (as amended, supplemented or modified from time to time, the “Pledge Agreement”), made by Woodland Holdings Corp. (“Buyer”), Woodland Wireless Solutions Ltd. (“Woodland Wireless”), S Squared, LLC (“Ranger”), West Michigan Co-Location Services, LLC (“West Michigan”), and T2 TV, LLC (“T2”, and together with Buyer, Woodland Wireless, Ranger and West Michigan, “Grantor”) in favor of Ned B. Timmer (the “Secured Party”) describes the Collateral granted by West Michigan to Secured Party pursuant to the Pledge Agreement. “UCC” means the Uniform Commercial Code as in effect in the State of New York as the UCC may be amended, supplemented or modified from time to time. Any reference to any agreement, instrument or document shall be construed as referring to such agreement, instrument or document, as amended, supplemented or modified from time to time. The Collateral shall be all of West Michigan’s right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all of the following items of personal property of West Michigan:

          1. Accounts (as defined in the UCC), including Health-Care-Insurance Receivables (as defined in the UCC).

          2. Certificated Securities (as defined in the UCC).

          3. Chattel Paper (as defined in the UCC).

          4. All of West Michigan’s rights (including rights as licensee and lessee) with respect to (A) computer and other electronic data processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (B) all Software (as defined in the UCC), and all software programs designed for use on the computers and electronic data processing hardware described in clause (A) above, including all operating system software, utilities and application programs in any form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (C) any firmware associated with any of the foregoing; and (D) any documentation for hardware, Software and firmware described in clauses (A), (B), and (C) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes (the “Computer Hardware and Software”) and all rights with respect to the Computer Hardware and Software, including any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing.

          5. Any right of the West Michigan to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

          6. Deposit Accounts (as defined in the UCC).

          7. Documents (as defined in the UCC).

          8. Equipment (as defined in the UCC).

          9. Financial Assets (as defined in the UCC).

          10. General Intangibles (as defined in the UCC), including Payment Intangibles (as defined in the UCC) and Software.

          11. Goods (as defined in the UCC) (including all of its Equipment, Fixtures and Inventory, all as defined in the UCC), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor.

          12. Instruments (as defined in the UCC).

          13. All past, present and future: trade secrets, know-how and other proprietary information; trademarks, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights, unpatented inventions (whether or not patenable); patent applications and patents; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing (the “Intellectual Property”).

          14. Inventory (as defined in the UCC).

          15. Investment Property (as defined in the UCC).

          16. Money (of every jurisdiction whatsoever) (as defined in the UCC).

          17. Letter-of-Credit Rights (as defined in the UCC).

          18. Payment Intangibles (as defined in the UCC).

          19. Security Entitlements (as defined in the UCC).

          20. Software (as defined in the UCC).

          21. Uncertificated Securities (as defined in the UCC).

          22. To the extent not included in the foregoing, all other personal property of any kind or description; together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds (as defined in the UCC), products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided that to the extent that the provision of any lease or license of Computer Hardware or Software or Intellectual Property expressly prohibit (which prohibition is enforceable under applicable law) any assignment thereof, and the grant of a security interest therein, Secured Party will not enforce its security interest in West Michigan’s rights under such lease or license (other than in respect of the Proceeds thereof) for so long as such prohibition continues, it being understood that upon the request of Secured Party, West Michigan will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of Secured Party (and to Secured Party’s enforcement of such security interest) in such Secured Party’s rights under such lease or license.

          The undersigned has executed this Exhibit A-4 as of the date first written above.

WEST MICHIGAN CO-LOCATION SERVICES, LLC

By:	/s/ Scott Beck

Name: Scott Beck
Title: Chief Executive Officer and President

Signature page to Exhibit A-4 of Post- Acquisition Security Agreement for Debenture

EXHIBIT A-5

          This Exhibit A-5 to the Pledge and Security Agreement, dated as of February 23, 2009 (as amended, supplemented or modified from time to time, the “Pledge Agreement”), made by Woodland Holdings Corp. (“Buyer”), Woodland Wireless Solutions Ltd. (“Woodland Wireless”), S Squared, LLC (“Ranger”), West Michigan Co-Location Services, LLC (“West Michigan”), and T2 TV, LLC (“T2”, and together with Buyer, Woodland Wireless, Ranger and West Michigan, “Grantor”) in favor of Ned B. Timmer (the “Secured Party”) describes the Collateral granted by T2 to Secured Party pursuant to the Pledge Agreement. “UCC” means the Uniform Commercial Code as in effect in the State of New York as the UCC may be amended, supplemented or modified from time to time. Any reference to any agreement, instrument or document shall be construed as referring to such agreement, instrument or document, as amended, supplemented or modified from time to time. The Collateral shall be all of T2’s right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all of the following items of personal property of T2:

          1. Accounts (as defined in the UCC), including Health-Care-Insurance Receivables (as defined in the UCC).

          2. Certificated Securities (as defined in the UCC).

          3. Chattel Paper (as defined in the UCC).

          4. All of T2’s rights (including rights as licensee and lessee) with respect to (A) computer and other electronic data processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (B) all Software (as defined in the UCC), and all software programs designed for use on the computers and electronic data processing hardware described in clause (A) above, including all operating system software, utilities and application programs in any form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (C) any firmware associated with any of the foregoing; and (D) any documentation for hardware, Software and firmware described in clauses (A), (B), and (C) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes (the “Computer Hardware and Software”) and all rights with respect to the Computer Hardware and Software, including any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing.

          5. Any right of the T2 to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

          6. Deposit Accounts (as defined in the UCC).

          7. Documents (as defined in the UCC).

          8. Equipment (as defined in the UCC).

          9. Financial Assets (as defined in the UCC).

          10. General Intangibles (as defined in the UCC), including Payment Intangibles (as defined in the UCC) and Software.

          11. Goods (as defined in the UCC) (including all of its Equipment, Fixtures and Inventory, all as defined in the UCC), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor.

          12. Instruments (as defined in the UCC).

          13. All past, present and future: trade secrets, know-how and other proprietary information; trademarks, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights, unpatented inventions (whether or not patenable); patent applications and patents; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing (the “Intellectual Property”).

          14. Inventory (as defined in the UCC).

          15. Investment Property (as defined in the UCC).

          16. Money (of every jurisdiction whatsoever) (as defined in the UCC).

          17. Letter-of-Credit Rights (as defined in the UCC).

          18. Payment Intangibles (as defined in the UCC).

          19. Security Entitlements (as defined in the UCC).

          20. Software (as defined in the UCC).

          21. Uncertificated Securities (as defined in the UCC).

          22. To the extent not included in the foregoing, all other personal property of any kind or description; together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds (as defined in the UCC), products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided that to the extent that the provision of any lease or license of Computer Hardware or Software or Intellectual Property expressly prohibit (which prohibition is enforceable under applicable law) any assignment thereof, and the grant of a security interest therein, Secured Party will not enforce its security interest in T2’s rights under such lease or license (other than in respect of the Proceeds thereof) for so long as such prohibition continues, it being understood that upon the request of Secured Party, T2 will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of Secured Party (and to Secured Party’s enforcement of such security interest) in such Secured Party’s rights under such lease or license.

          The undersigned has executed this Exhibit A-5 as of the date first written above.

T2 TV, LLC

By:	/s/ Scott Beck

Name: Scott Beck
Title: Chief Executive Officer and President

Signature page to Exhibit A-5 of Post- Acquisition Security Agreement for Debenture

Schedule I

Name	Address	Other Names Used in Past 5 Years	State of Residence or Organization	Organizational Identification Number

Woodland Holdings Corp.	301-305 Hoover Boulevard Holland, MI 49423	None	Delaware

Woodland Wireless Solutions, Ltd.	301-305 Hoover Boulevard Holland, MI 49423	None	Michigan

S Squared, LLC	301-305 Hoover Boulevard Holland, MI 49423	Ranger Wireless Ranger Wireless LLC	Illinois

West Michigan Co- Location Services, LLC	301-305 Hoover Boulevard Holland, MI 49423	None	Michigan

T2 TV, LLC	301-305 Hoover Boulevard Holland, MI 49423	None	Michigan